                                                                 Exhibit 10.21



                              AMENDED AND RESTATED
                           IBM STOCKHOLDERS' AGREEMENT

     AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT dated as of May 14, 1993, by and among OBJECT DESIGN, INC., a Delaware corporation (the "Company"), INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation ("IBM"), AENEAS VENTURE CORPORATION, NEW ENTERPRISE ASSOCIATES V, L.P., OLIVETTI HOLDING N.V., ORIEN I, L.P. and VISTA III, L.P. (each individually an "Investor" and collectively the "Investors"), Cooper, Raburn & Kniffin Limited Partnership ("CRK"), Philips Venture Fund I, L.P. ("Philips"), and The Silverado Fund I, Limited Partnership ("Silverado").

     WHEREAS, the Company and IBM are parties to a preferred stock purchase agreement dated as of April 12, 1993 (the "Stock Purchase Agreement"), as amended, pursuant to which IBM purchased 2,601,877 shares of Series E Convertible Preferred Stock, $.01 par value per share (the "Series E Stock"), and 1,148,818 shares of Series F Convertible Preferred Stock, $.01 par value per share (the "Series F Stock") (the Series E Stock and Series F Stock are hereafter collectively referred to as the "IBM Preferred Stock");

     WHEREAS, simultaneously with the execution of the Stock Purchase Agreement, the Company, IBM, the Investors, CRK, Philips and Silverado executed a stockholders' agreement (the "Prior Stockholders' Agreement") in order to provide for the ownership and transfer of the IBM Preferred Stock, shares of the Company's common stock, $.001 par value per share (the "Common Stock") and any other Voting Securities (as defined below) of the Company, and the management of the Company;

     WHEREAS, AT&T Venture Company, L.P. ("AT&T") has, as of the date hereof, agreed to acquire an aggregate of 250,000 shares of the Series G Convertible Preferred Stock of the Company, $.01 par value per share (the "Series G Preferred Stock"), and has received an option, contingent upon the satisfaction of certain conditions, to purchase up to an aggregate of 400,000 shares of the Series H Convertible Preferred Stock of the Company, $.01 par value per share (the "Series H Preferred Stock"), pursuant to the Series G and Series H Convertible Preferred Stock Purchase Agreement of even date herewith by and between the Company and AT&T (the "Series G and Series H Stock Purchase Agreement"); and

     WHEREAS, the parties hereto wish to effectuate certain amendments to the Prior Stockholders' Agreement in connection with the sale of the Series G Preferred Stock and the Series H Preferred Stock to AT&T.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Restrictions on Offers and Sales to Designated Transferees.
        ----------------------------------------------------------

     (a) Without the prior written consent of the Company, no Investor shall offer or sell any shares of Common Stock or any other Voting Securities of the Company to any Designated Transferee (as defined below). The parties hereto agree that none of the Investors, so long as each such Investor continues in its current line of business, is a Designated Transferee.

     (b) Subject to (i) the additional purchase rights provisions set forth in
Section 7.20 of the Stock Purchase Agreement, (ii) the right of first refusal provisions of Section 5.02 of the Series D Convertible Preferred Stock Purchase Agreement dated as of March 12, 1992 among the Company and the purchasers therein (the "Series D Stock Purchase Agreement") and of Section 5.02 of the Series G and Series H Stock Purchase Agreement, and (iii) the restriction on transfer provisions of Section 2 of the Third Amended and Restated Stockholders, Agreement dated as of May 14, 1993, whenever the Company or any Investor (a "Selling Party") proposes to sell any shares of Common Stock or any other Voting Securities of the Company to a Designated Transferee, then such Selling Party shall give notice to IBM at least ten (10) days prior to the proposed sale. Such notice shall specify the name of the Designated Transferee, the number of such shares which such Selling Party desires to sell (the "Offered Securities"), the price to be paid for the Offered Securities and all other material terms and conditions upon which such Selling Party proposes to sell the Offered Securities.

     (c) If the Offered Securities pursuant to such proposed sale to a Designated Transferee represent five percent (5%) or more of the Total Voting Power of the Company (as defined below), then the following shall apply:

          (i) Each Selling Party shall offer IBM the option to purchase all, but not less than all, of the Offered Securities at the same price and upon the same other material terms and conditions upon which such Selling Party proposes to sell the Offered Securities to such Designated Transferee.

               (A) Within three (3) Business Days after the giving of the notice provided in Section l(b), IBM shall give notice to each Selling Party specifying that either (x) IBM has elected to purchase all of the Offered Securities; or (y) IBM does not wish to purchase the Offered Securities and whether or not, if the sale to a Designated Transferee is consummated, IBM elects to sell to the Company all, but not less than all, of the IBM Preferred Stock and other Voting Securities it holds. If IBM does not give timely notice to the Selling Party in answer to the notice provided in Section l(b) within such three (3) Business Days, IBM will be deemed to have consented to the sale of the Offered Securities and the provisions of Section l(c) (iii) shall not apply.

               (B) If IBM elects to purchase all of the Offered Securities, IBM shall purchase the Offered Securities on the date specified in the notice from the Selling Party pursuant to Section l(b) on the terms specified in such notice.

          (ii) If IBM does not elect to purchase all of the Offered Securities as provided above, the Selling Party shall have the right, within six (6) months after the receipt or deemed receipt of IBM's notice, to offer and to sell the Offered Securities to such Designated Transferee upon terms and conditions no more favorable to such Designated Transferee than those set forth in the notice provided pursuant to Section l(b) and upon the condition that at the closing of such sale such Designated Transferee agrees to assume all the obligations under this Agreement applicable to the Investors.

          (iii) If IBM does not elect to purchase all the Offered Securities as provided above, has so indicated in the notice under Section l(c) (i) (A) above and has indicated in such notice its election to sell all its IBM Preferred Stock and other Voting Securities to the Company, and the Offered Securities are sold to such Designated Transferee, IBM shall have the right to sell to the Company all, but not less than all, of its IBM Preferred Stock and other Voting Securities it holds at a price per share equal to the higher of (i) the initial purchase price per share paid by IBM for the Series E Stock and the Series F Stock plus accrued and unpaid dividends thereon (whether or not declared) and for any other Voting Securities, as the case may be, and (ii) the price per share on a Common Stock or Common Stock Equivalents basis at which the Offered Securities are sold to such Designated Transferee on the date of the closing of the sale of the Offered Securities to the Designated Transferee. The Company shall purchase the IBM Preferred Stock and other Voting Securities owned by IBM and IBM shall surrender the certificates representing such IBM Preferred Stock and other Voting Securities at the principal office of the Company free and clear of any liens, encumbrances or claims thereon against payment of the full amount of the purchase price therefor, which, at the option of the Company, shall be payable (i) in immediately available funds, or (ii) by issuance to IBM, pursuant to mutually acceptable terms and conditions, of a promissory note with an annual rate of interest of twelve percent (12%), principal and interest to be payable quarterly on a level debt service basis, maturing on the fourth anniversary of the date of issuance, which shall be accompanied by a grant to IBM of a valid and enforceable perfected security interest in the lesser of (i) collateral sufficient to secure payment of an amount equal to the principal amount of such note and interest thereon, or (ii) all the assets of the Company. All security documents shall be in form and substance reasonably satisfactory to IBM. IBM shall continue to be the legal and beneficial owner of such IBM Preferred Stock until they are purchased from or otherwise transferred by IBM.

     (d) If any transfer or attempted transfer of Offered Securities is made contrary to the provisions of this Section 1, IBM, and the Company with respect to the provisions of Section l(a), shall have the right, in addition to other legal or equitable remedies which it may have, to enforce its rights hereunder by an action for specific performance; and the Company and the Investors recognize the rights set forth herein as unique, violations of which cannot be remedied by an award of monetary damages.

     (e) If a Selling Party inquires of IBM about a proposed sale to a party that may be a Designated Transferee, IBM shall promptly indicate in writing to such Selling Party whether it deems such party to be a Designated Transferee and such determination shall be binding upon IBM for purposes of the proposed sale.

     (f) This Section 1 shall not apply to any sale of Offered Securities pursuant to either a registration statement filed and declared effective with the SEC or through a broker (so long as such sale is through an "ordinary brokerage transaction" as such term is used in Rule 144 under the Securities Act of 1933) when the Selling Party does not know the identity of the purchaser or to any distributions of Voting Securities by any Investor to its partners, stockholders or holders of beneficial interests, as the case may be, or to sales or transfers by any partners, stockholders or holders of beneficial interests, as the case may be, of any Investor of their partnership, stock or other beneficial interest in such Investor.

     (g) The rights provided in this Section 1 shall terminate on the earlier of
(i) the date when counsel for the Company shall deliver an opinion reasonably acceptable to counsel for IBM that, pursuant to Rule 144 under the Securities Act of 1933, or otherwise, IBM can sell all the IBM Preferred Stock and other Voting Securities it then holds without registration under the Securities Act of 1933 without limitation as to the size of the transaction, (ii) the date when IBM can sell all the IBM Preferred Stock and other Voting Securities it holds pursuant to an effective registration statement under the Securities Act of 1933, (iii) the date upon which IBM no longer holds a number of shares of IBM Preferred Stock representing at least fifty percent (50%) of the number of shares of IBM Preferred Stock acquired at the closing pursuant to the Stock Purchase Agreement appropriately adjusted for stock splits, stock dividends, recombinations, reclassifications or other similar events; (iv) the Initial Public Offering; or (v) the Break-Up Date as defined in the Break-Up Agreement.

     (h) No Investor shall be subject to the provisions of this Section 1 at any time that such Investor owns a number of Voting Securities representing less than five percent (5%) of the Total Voting Power of the Company.

     2. IBM Director and Observer.
        -------------------------

     (a) IBM shall be entitled to propose one person for nomination as a voting Director of the Company. The Directors of the Company will have the right to interview and approve such person and, if so approved, such person will be nominated for election and, pursuant to this Agreement, all Investors will agree to vote all their Voting Securities in favor of such person's election. The Company agrees to vote all Voting Securities for which the Company holds proxies, granting it voting discretion, or is otherwise entitled to vote, in favor of, and to use its best efforts in all respect to cause, the election of such individual proposed by IBM. In the event that a vacancy is created on the Board of Directors at any time by the death, disability, resignation or removal (with or without cause) of any such individual proposed and nominated by IBM, pursuant to this Agreement, each Investor shall vote all its Voting Securities to elect an individual proposed by IBM and approved by the Company and nominated for election by IBM to fill such vacancy and serve as a voting Director.

     (b) In addition to the rights set forth in Section 2(a), IBM shall be entitled to designate a nonvoting observer who shall be entitled to attend all meetings of the Board of Directors and any of its committees and who shall be provided (i) reasonable prior notice of all meetings of the Board of Directors and any of its committees, (ii) reasonable prior notice of any action that the Board of Directors or any of its committees may take by written consent, (iii) promptly delivered copies of all minutes and other records of action by, and all written information furnished to, the Board of Directors or any of its committees and (iv) any other information requested by such observer which a member of the Board of Directors would be entitled to request to discharge his or her duties. Such IBM observer shall be entitled to the same rights to reimbursement for the expense of attendance at meeting as any outside Director.

     (c) Notwithstanding the foregoing, to the extent permitted by law, the Company may withhold any information from a Director or observer designated by IBM which would result in a conflict between the interests of the Company and the interests of IBM.

The Company shall use its best efforts to promptly bring to the attention of such Director or observer any agenda item that, in the good faith judgement of the Chairman of the Board of Directors, would result in such a conflict of interest and the Chairman of the Board of Directors may exclude such Director or observer (or, alternatively, the Director or observer shall be entitled to exclude himself or herself) from any deliberation or discussion of the Board of Directors concerning such conflict of interest matter and from the dissemination of any such information.

     (d) If IBM gives notice to the Company and any Investor that IBM desires to remove a Director proposed by IBM, pursuant to this Agreement, each of the Investors shall vote all its Voting Securities in favor of removing such Director if a vote of holders of such securities shall be required to remove the Director, and the Company agrees to take any action necessary to facilitate such removal.

     (e) IBM's rights under this Section 2 shall terminate at such time as IBM shall cease to hold Voting Securities representing at least ten percent (10%) of the Total Voting Power of the Company.

     3. Directors.
        ---------

     (a) IBM agrees to vote all Voting Securities held by it as a stockholder and otherwise to use its best efforts as a Director of the Company to set the number of Directors of the Company at no more than eight (8) (except as otherwise permitted in the Amended and Restated Certificate of Incorporation) and to elect a Board of Directors which consists of the following:

          (i) two Directors designated by the management of the Company, one of whom shall be the Chief Executive Officer of the Company;

          (ii) one Director designated by Cooper, Raburn & Kniffin Limited Partnership, a Stockholder;

          (iii) one Director designated by Aeneas Venture Corporation, an Investor;

          (iv) one Director designated by Vista III, L.P., an Investor;

          (v) one Director designated by New Enterprise Associates V, L.P., an Investor;

          (vi) one Director designated by Olivetti Holding N.V., an Investor;
     and

          (vii) one Director designated by IBM and approved and nominated as provided in Section 2 hereof or otherwise such directorship shall remain vacant.

     In the event of any vacancy on the Board of Directors, IBM covenants and agrees that it shall vote all Voting Securities held by it in accordance with the above provisions in order to fill such vacancy.

          (b) IBM agrees:

     (i)  to vote its Voting Securities; and

     (ii) to act for all purposes with respect to any amendment, waiver or consent relating to this Agreement, the Fifth Amended and Restated Preferred Stock Redemption Agreement dated as of May 14, 1993 and the Amended and Restated Registration Rights Agreement dated as of June 29, 1990, as amended by Amendment No. 1 dated as of October 1, 1990, Amendment No. 2 dated as of July 29, 1991, Amendment No. 3 dated as of March 12, 1992, Amendment No. 4 dated as of April 12, 1993 and Amendment No. 5 dated as of May 14, 1993;

in the same manner as the holders of Series A, Series B, Series C and Series D (other than Brentwood Associates V, L.P.) Convertible Preferred Stock and their respective assignees holding or having the right to acquire an aggregate of at least two-thirds of the aggregate number of shares of Common Stock issued or issuable upon conversion of all outstanding shares of Series A, Series B, Series C and Series D Convertible Preferred Stock (exclusive of those shares of Series D convertible Preferred Stock held by Brentwood Associates V, L.P.) and to act for all purposes to amend, waive or grant its consent under any provisions of the Stock Purchase Agreement that substantially correspond to any provisions of the Series D Stock Purchase Agreement which have been amended, waived or consented to after the date hereof as provided thereunder and under the Third Amended and Restated Stockholders' Agreement dated May 14, 1993, as amended from time to time. Anything herein to the contrary notwithstanding, the provisions of this Section 3(b) shall not apply in any case in which such a vote or action by IBM would adversely affect the rights of holders of Series E or Series F Preferred Stock, as the case may be, materially differently than the holders of any other series without the prior written consent of the holders of at least two-thirds of the outstanding shares of the Series E or Series F Convertible Preferred Stock, as the case may be, voting separately.

     (c) The rights and obligations of IBM under this Section 3 shall terminate on the earlier of (i) the day immediately prior to the closing of an underwritten public offering of the Company's securities; or (ii) March 12, 2002. If not sooner terminated pursuant to first sentence of this Section 3(b), the provisions of
Section 3(a) (ii) shall terminate upon the expiration or other termination of the Management Agreement dated as of December 22, 1988 by and between the Company and Cooper, Raburn & Kniffin Limited Partnership.

     4. Legend on Share Certificates.
        ----------------------------

     Each certificate issued on or after the date hereof representing Voting Securities owned by any Investor or IBM shall bear the following legend until such time as the Voting Securities represented thereby are no longer subject to this Agreement:

          "THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS' AGREEMENT, AS AMENDED FROM TIME TO TIME, BY AND AMONG INTERNATIONAL BUSINESS MACHINES CORPORATION, OBJECT DESIGN, INC. , AND CERTAIN OF ITS STOCKHOLDERS AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH."

     5. Assignment.
        ----------

     IBM's rights under Sections l(b), l(c), l(d), l(e), l(f), l(g), and 2(a) through 2(e) shall not be assignable or transferrable without the prior written consent of the Company. Except as provided in the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns.

     6. Amendments.
        ----------

     No amendment to this Agreement shall be effective unless it shall be in writing and signed by the Company, IBM and the Investors holding at least two-thirds of the Common Stock issued or issuable upon conversion of all outstanding shares of Preferred Stock held by all of the Investors.

     7. Notices.
        -------

     All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or by overnight courier service or five Business Days after being mailed by registered or certified mail, postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (i) if to IBM,

              International Business Machines Corporation
              2000 Purchase Street
              Purchase, New York 10577
              Attention: Michael W. Szeto

          with a copy to:

              Cravath, Swaine & Moore
              Worldwide Plaza
              825 Eighth Avenue
              New York, New York 10019
              Attention: Martin L. Senzel.

         (ii) if to the Company,

              Object Design, Inc.
              1 New England Executive Park
              Burlington, Massachusetts 01803
              Attention: Timothy J. Allen

          with a copy to:

              Foley, Hoag & Eliot
              One Post Office Square
              Boston, Massachusetts 02109
              Attention: John D. Patterson, Jr.

          (iii) if to any Investor, to such Investor's address as set forth in
     SCHEDULE I attached hereto.

     8. Definitions. As used in this agreement:
        -----------

     "Designated Transferee" shall mean any person or entity which is, or which has any Affiliate, (i) engaged in the business of developing, manufacturing, producing, licensing, selling or otherwise distributing or marketing computer hardware and having consolidated annual revenues together with its Affiliates for the most recently completed fiscal year in excess of $1,500,000,000 or (ii) engaged in the business of developing, producing, licensing, selling or otherwise distributing or marketing software or computer-related services and having consolidated annual revenues together with its Affiliates for the most recently completed fiscal year in excess of $500,000,000.

     "Total Voting Power of the Company" shall mean the total number of votes which may be cast in the election of Directors of the Company at any meeting of stockholders of the Company if all Voting Securities (assuming full conversion, exchange or exercise of all securities, including rights, warrants and options, including outstanding, unexercised and available employee stock options) convertible into, exchangeable for or exercisable for any securities of the Company entitled to vote generally in the election of directors of the Company were present and voted at such meeting, other than votes that may be cast only by one class or series of stock (other than Common Stock) or upon the happening of a contingency.

     "Voting Securities" shall mean the shares of Common Stock issued and outstanding and any other outstanding securities of the Company entitled to vote generally in the election of Directors of the Company, and any other outstanding securities (including rights, warrants, options and convertible debt) convertible into, exchangeable for or exercisable for any Common Stock or other outstanding securities referred to above (whether or not presently convertible, exchangeable or exercisable), including the Series E Stock and the Series F Stock.

     Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto as set forth in the Stock Purchase Agreement.

     9. Interpretation.
        --------------

     The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10. Counterparts.
         ------------

     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

     11. Entire Agreement; Severability.
         ------------------------------

     (a) This Agreement contains the entire agreement and understanding between the parties hereto with respect to matter covered hereby and supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.

     (b) If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not effect the remaining provisions of this Agreement.

     12. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                              OBJECT DESIGN, INC.

                              By: /s/ Kenneth E. Marshall
                                  -----------------------------------------
                              Name: Kenneth E. Marshall
                                   ----------------------------------------
                              Title: President & CEO
                                    ---------------------------------------

                              INTERNATIONAL BUSINESS
                              MACHINES CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              AENEAS VENTURE CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              NEW ENTERPRISE ASSOCIATES V, L.P.

                              By:  NEA Partners V Limited
                                   Partnership

                              By:
                                 ------------------------------------------
                                 General Partner

                              OLIVETTI HOLDING N.V.

                              By:
                                 ------------------------------------------
                                 Attorney-in-Fact

                              ORIEN, I, L.P.

                              By: Orien Partners, L.P., its
                                  General Partner

                              By:
                                 -----------------------------------------
                                 Managing General Partner

                              VISTA III, L.P.

                              By: Vista III Partners, L.P.,
                                  its General Partner

                              By:
                                 -----------------------------------------
                                 Managing General Partner

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                              OBJECT DESIGN, INC.

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              INTERNATIONAL BUSINESS
                              MACHINES CORPORATION

                              By: /s/ V.J. Polus
                                  -----------------------------------------
                              Name: V.J. Polus
                                    ---------------------------------------
                              Title: AGM, Finance & Planning, PRGS
                                     --------------------------------------

                              AENEAS VENTURE CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              NEW ENTERPRISE ASSOCIATES V, L.P.

                              By:  NEA Partners V Limited
                                   Partnership

                              By:
                                 ------------------------------------------
                                 General Partner

                              OLIVETTI HOLDING N.V.

                              By:
                                 ------------------------------------------
                                 Attorney-in-Fact

                              ORIEN, I, L.P.

                              By: Orien Partners, L.P., its
                                  General Partner

                              By:
                                 -----------------------------------------
                                 Managing General Partner

                              VISTA III, L.P.

                              By: Vista III Partners, L.P.,
                                  its General Partner

                              By:
                                 -----------------------------------------
                                 Managing General Partner

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                              OBJECT DESIGN, INC.

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              INTERNATIONAL BUSINESS
                              MACHINES CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              AENEAS VENTURE CORPORATION

/s/ Michael Thonis            By: /s/ Jack R. Meyer
- --------------------              -----------------------------------------
Michael Thonis                Name: Jack R. Meyer
- --------------------                ---------------------------------------
AUTHORIZED SIGNATORY          Title: AUTHORIZED SIGNATORY
                                    ---------------------------------------

                              NEW ENTERPRISE ASSOCIATES V, L.P.

                              By:  NEA Partners V Limited
                                   Partnership

                              By: /s/  Arthur Marks
                                 ------------------------------------------
                                 General Partner

                              OLIVETTI HOLDING N.V.

                              By:
                                 ------------------------------------------
                                 Attorney-in-Fact

                              ORIEN, I, L.P.

                              By: Orien Partners, L.P., its
                                  General Partner

                              By:
                                 -----------------------------------------
                                 Managing General Partner

                              VISTA III, L.P.

                              By: Vista III Partners, L.P.,
                                  its General Partner

                              By:
                                 -----------------------------------------
                                 Managing General Partner

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                              OBJECT DESIGN, INC.

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              INTERNATIONAL BUSINESS
                              MACHINES CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              AENEAS VENTURE CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              NEW ENTERPRISE ASSOCIATES V, L.P.

                              By:  NEA Partners V Limited
                                   Partnership

                              By: /s/ Arthur Marks
                                 ------------------------------------------
                                 General Partner

                              OLIVETTI HOLDING N.V.

                              By:
                                 ------------------------------------------
                                 Attorney-in-Fact

                              ORIEN, I, L.P.

                              By: Orien Partners, L.P., its
                                  General Partner

                              By:
                                 -----------------------------------------
                                 Managing General Partner

                              VISTA III, L.P.

                              By: Vista III Partners, L.P.,
                                  its General Partner

                              By:
                                 -----------------------------------------
                                 Managing General Partner

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                              OBJECT DESIGN, INC.

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              INTERNATIONAL BUSINESS
                              MACHINES CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              AENEAS VENTURE CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              NEW ENTERPRISE ASSOCIATES V, L.P.

                              By:  NEA Partners V Limited
                                   Partnership

                              By:
                                 ------------------------------------------
                                 General Partner

                              OLIVETTI HOLDING N.V.

                              By: /s/ Alexandra Giurgin
                                  -----------------------------------------
                                 Attorney-in-Fact

                              ORIEN, I, L.P.

                              By: Orien Partners, L.P., its
                                  General Partner

                              By:
                                 -----------------------------------------
                                 Managing General Partner

                              VISTA III, L.P.

                              By: Vista III Partners, L.P.,
                                  its General Partner

                              By:
                                 -----------------------------------------
                                 Managing General Partner

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                              OBJECT DESIGN, INC.

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              INTERNATIONAL BUSINESS
                              MACHINES CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              AENEAS VENTURE CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              NEW ENTERPRISE ASSOCIATES V, L.P.

                              By:  NEA Partners V Limited
                                   Partnership

                              By:
                                 ------------------------------------------
                                 General Partner

                              OLIVETTI HOLDING N.V.

                              By:
                                 ------------------------------------------
                                 Attorney-in-Fact

                              ORIEN, I, L.P.

                              By: Orien Partners, L.P., its
                                  General Partner

                              By: /s/ George Kalan
                                  ----------------------------------------
                                 Managing General Partner

                              VISTA III, L.P.

                              By: Vista III Partners, L.P.,
                                  its General Partner

                              By:
                                 -----------------------------------------
                                 Managing General Partner

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                              OBJECT DESIGN, INC.

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              INTERNATIONAL BUSINESS
                              MACHINES CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              AENEAS VENTURE CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              NEW ENTERPRISE ASSOCIATES V, L.P.

                              By:  NEA Partners V Limited
                                   Partnership

                              By:
                                 ------------------------------------------
                                 General Partner

                              OLIVETTI HOLDING N.V.

                              By:
                                 ------------------------------------------
                                 Attorney-in-Fact

                              ORIEN, I, L.P.

                              By: Orien Partners, L.P., its
                                  General Partner

                              By: /s/
                                  ----------------------------------------
                                 Managing General Partner

                              VISTA III, L.P.

                              By: Vista III Partners, L.P.,
                                  its General Partner

                              By: /s/ Gerald B. Bay
                                  ---------------------------------------
                                 Managing General Partner

                              PHILIPS VENTURE FUND I, L.P.

                              By: Vista Venture Partners II

                              By: /s/ Gerald B. Bay
                                  ---------------------------------------
                                  General Partner

                              THE SILVERADO FUND I, LIMITED
                              PARTNERSHIP

                              By:  NEA Silverado Partners I,
                                   Limited Partnership

                              By:
                                 ----------------------------------------
                                 General Partner

                              COOPER, RABURN & KNIFFIN LIMITED
                              PARTNERSHIP

                              By:
                                 ----------------------------------------
                              Name:
                                    -------------------------------------
                              Title:
                                     ------------------------------------

                              PHILIPS VENTURE FUND I, L.P.

                              By: Vista Venture Partners II

                              By:
                                  ---------------------------------------
                                  General Partner

                              THE SILVERADO FUND I, LIMITED
                              PARTNERSHIP

                              By:  NEA Silverado Partners I,
                                   Limited Partnership

                              By: /s/ Arthur Marks
                                  --------------------------------------
                                 General Partner

                              COOPER, RABURN & KNIFFIN LIMITED
                              PARTNERSHIP

                              By:
                                 ----------------------------------------
                              Name:
                                    -------------------------------------
                              Title:
                                     ------------------------------------

                              PHILIPS VENTURE FUND I, L.P.

                              By: Vista Venture Partners II

                              By:
                                  --------------------------------------------
                                  General Partner

                              THE SILVERADO FUND I, LIMITED
                              PARTNERSHIP

                              By:  NEA Silverado Partners I,
                                   Limited Partnership

                              By:
                                 ---------------------------------------------
                                 General Partner

                              COOPER, RABURN & KNIFFIN LIMITED
                              PARTNERSHIP

                              By: /s/ CKR Limited Partnership, General Partner
                                  --------------------------------------------
                              Name: /s/ Philip Cooper, General Partner
                                    ------------------------------------------
                              Title:
                                     -----------------------------------------

                                   SCHEDULE I
                                   ----------

                                    INVESTORS

Aeneas Venture Corporation
600 Atlantic Avenue
15th Floor
Boston, MA 02116

New Enterprise Associates V, L.P.
1119 St. Paul Street
Baltimore, MD 21202

Olivetti Holding N.V.
c/o Caribbean Management Company
P.O. Box 889
Curacao, Netherlands Antilles

With a copy to :

         Olivetti Management of America, Inc.
         70 East 55th Street
         24th Floor
         New York, NY 10022

and

         Ing C. Olivetti & C., S.P.A.
         Via Jervis, 77
         10015 Ivrea (To), Italy

Orien I, L.P.
315 Post Road West
Westport, CT 06880

Vista III, L.P.
36 Grove Street
New Canaan, CT 06840

                                                                  Exhibit 10.21



                               SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                           IBM STOCKHOLDERS' AGREEMENT

     AMENDMENT, dated as of March 31, 1994, by and among OBJECT DESIGN, INC., a Delaware corporation (the "Company"), INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation ("IBM"), AENEAS VENTURE CORPORATION, NEW ENTERPRISE ASSOCIATES V, L.P., OLIVETTI HOLDING N.V., ORIEN I, L.P. and VISTA III, L.P. (each individually an "Investor" and collectively the "Investors"), Cooper, Raburn & Kniffin Limited Partnership ("CRK"), Philips Venture Fund I, L.P. ("Philips") and The Silverado Fund I, Limited Partnership ("Silverado").

     WHEREAS, the Company and IBM are parties to a preferred stock purchase agreement dated as of April 12, 1993 (the "Stock Purchase Agreement"), as amended, pursuant to which IBM purchased 2,601,877 shares of Series E Convertible Preferred Stock, $.01 par value per share (the "Series E Stock"), and 1,148,818 shares of Series F Convertible Preferred Stock, $.01 par value per share (the "Series F Stock") (the Series E Stock and Series F Stock are hereafter collectively referred to as the "IBM Preferred Stock");

     WHEREAS, the Company, IBM, the Investors and certain of the Stockholders are parties to an amended and restated stockholders' agreement dated as of May 14, 1993 (the "IBM Stockholders' Agreement") which provides for the ownership and transfer of the IBM Preferred Stock, shares of the Company's common stock, $.001 par value per share (the "Common Stock") and any other Voting Securities (as defined below) of the Company, and the management of the Company;

     WHEREAS, certain preferred stockholders of the Company and certain other entities have, as of the date hereof, agreed to purchase, in the aggregate, up to 1,142,857 shares of the Series I Preferred Stock of the Company, $.01 par value per share (the "Series I Preferred Stock"), pursuant to the Series I Convertible Preferred Stock Purchase Agreement of even date herewith by and among the Company and the purchasers (the "Purchasers") listed on Schedule 1.01 thereto (the "Series I Stock Purchase Agreement"); and

     WHEREAS, the parties hereto wish to effectuate certain changes to the IBM Stockholders' Agreement in connection with the sale of the Series I Preferred Stock to the Purchasers;

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Section l(b) of the IBM Stockholders' Agreement is hereby amended by deleting "Series G and Series H Stock Purchase

Agreement" from the seventh and eighth lines thereof and by inserting "Series I Convertible Preferred Stock Purchase Agreement dated as of March 31, 1994 among the Company and the purchasers listed on Schedule 1.01 thereto (the "Series I Stock Purchase Agreement") in its place and stead; by deleting the word "Third" from the ninth line thereof and by inserting the word "Fourth" in its place and stead; and by deleting the date "May 14, 1993" from the tenth line thereof and by inserting the date "March 31, 1994" in its place and stead.

     2. Section 3(a) of the IBM Stockholders' Agreement is hereby amended by deleting "eight (8)" from the fourth line thereof and by inserting the word "nine" in its place and stead.

     3. Section 3(a) (i) of the IBM Stockholders' Agreement is hereby amended by deleting the word "two" from the first line thereof and by inserting the word "three" in its place and stead.

     4. Section 3(b) (ii) of the IBM Stockholders' Agreement is hereby amended by deleting the word "Fifth" from the third line thereof and by inserting the word "Sixth" in its place and stead; by deleting the date "May 14, 1993" from the fifth line thereof and by inserting the date "March 31, 1994" in its place and stead; and by inserting "and Amendment No. 6 dated as of March 31, 1994" at the end of the last line thereof.

     5. Section 3(b) of the IBM Stockholders' Agreement is hereby amended by deleting the word "Third" from the twenty-seventh line thereof and by inserting the word "Fourth" in its place and stead; and by deleting the date "May 14, 1993" from the twenty-eighth line thereof and by inserting the date "March 31, 1994" in its place and stead.

     6. Section 7(ii) of the IBM Stockholders' Agreement is hereby amended by deleting the address "1 New England Executive Park" from the third line thereof and by inserting the address "25 Mall Road" in its place and stead.

     7. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to them in the Stock Purchase Agreement.

     8. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

     9. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                              OBJECT DESIGN, INC.

                              By: /s/ Kenneth E. Marshall
                                  -----------------------------------------
                              Name: Kenneth E. Marshall
                                   ----------------------------------------
                              Title: President & CEO
                                    ---------------------------------------

                              INTERNATIONAL BUSINESS
                              MACHINES CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              AENEAS VENTURE CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              NEW ENTERPRISE ASSOCIATES V, L.P.

                              By:  NEA Partners V Limited
                                   Partnership

                              By:
                                 ------------------------------------------
                                 General Partner

                              OLIVETTI HOLDING N.V.

                              By:
                                 ------------------------------------------
                                 Attorney-in-Fact

                              ORIEN, I, L.P.

                              By: Orien Partners, L.P., its
                                  General Partner

                              By:
                                 ------------------------------------------
                                 Managing General Partner

    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                              OBJECT DESIGN, INC.

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              INTERNATIONAL BUSINESS
                              MACHINES CORPORATION

                              By: /s/ R. L. Jones
                                  -----------------------------------------
                              Name: R. L. Jones
                                   ----------------------------------------
                              Title: Division Director of Finance
                                    ---------------------------------------

                              AENEAS VENTURE CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              NEW ENTERPRISE ASSOCIATES V, L.P.

                              By:  NEA Partners V Limited
                                   Partnership

                              By:
                                 ------------------------------------------
                                 General Partner

                              OLIVETTI HOLDING N.V.

                              By:
                                 ------------------------------------------
                                 Attorney-in-Fact

                              ORIEN, I, L.P.

                              By: Orien Partners, L.P., its
                                  General Partner

                              By:
                                 ------------------------------------------
                                 Managing General Partner

    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                              OBJECT DESIGN, INC.

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              INTERNATIONAL BUSINESS
                              MACHINES CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              AENEAS VENTURE CORPORATION

                              By: /s/ Scott M. Sperling
                                  -----------------------------------------
                              Name: Scott M. Sperling
                                   ----------------------------------------
                              Title: AUTHORIZED SIGNATORY
                                    ---------------------------------------

                              By: /s/ Tim R. Palmer
                                  -----------------------------------------
                              Name: Tim R. Palmer
                                   ----------------------------------------
                              Title: Authorized Signatory
                                    ---------------------------------------

                              NEW ENTERPRISE ASSOCIATES V, L.P.

                              By:  NEA Partners V Limited
                                   Partnership

                              By: /s/  Charles Newlyan III
                                 ------------------------------------------
                                 General Partner

                              OLIVETTI HOLDING N.V.

                              By:
                                 ------------------------------------------
                                 Attorney-in-Fact

                              ORIEN, I, L.P.

                              By: Orien Partners, L.P., its
                                  General Partner

                              By:
                                 ------------------------------------------
                                 Managing General Partner

    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                              OBJECT DESIGN, INC.

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              INTERNATIONAL BUSINESS
                              MACHINES CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              AENEAS VENTURE CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              NEW ENTERPRISE ASSOCIATES V, L.P.

                              By:  NEA Partners V Limited
                                   Partnership

                              By:  /s/ Charles Newlyan III
                                 ------------------------------------------
                                 General Partner

                              OLIVETTI HOLDING N.V.

                              By:
                                 ------------------------------------------
                                 Attorney-in-Fact

                              ORIEN, I, L.P.

                              By: Orien Partners, L.P., its
                                  General Partner

                              By:
                                 ------------------------------------------
                                 Managing General Partner

    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                              OBJECT DESIGN, INC.

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              INTERNATIONAL BUSINESS
                              MACHINES CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              AENEAS VENTURE CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              NEW ENTERPRISE ASSOCIATES V, L.P.

                              By:  NEA Partners V Limited
                                   Partnership

                              By:
                                 ------------------------------------------
                                 General Partner

                              OLIVETTI HOLDING N.V.

                              By: /s/ Alexandra Giurgin
                                 ------------------------------------------
                                 Attorney-in-Fact

                              ORIEN, I, L.P.

                              By: Orien Partners, L.P., its
                                  General Partner

                              By:
                                 ------------------------------------------
                                 Managing General Partner

    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                              OBJECT DESIGN, INC.

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              INTERNATIONAL BUSINESS
                              MACHINES CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              AENEAS VENTURE CORPORATION

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              By:
                                  -----------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              NEW ENTERPRISE ASSOCIATES V, L.P.

                              By:  NEA Partners V Limited
                                   Partnership

                              By:
                                 ------------------------------------------
                                 General Partner

                              OLIVETTI HOLDING N.V.

                              By:
                                 ------------------------------------------
                                 Attorney-in-Fact

                              ORIEN, I, L.P.

                              By: Orien Partners, L.P., its
                                  General Partner

                              By: /s/  George Kalan
                                 ------------------------------------------
                                 Managing General Partner

                              VISTA III, L.P.

                              By: Vista III Partners, L.P.,
                                  its General Partner

                              By: /s/ Gerald B. Bay
                                  ---------------------------------------
                                  Managing General Partner


                              PHILIPS VENTURE FUND I, L.P.

                              By: Vista Venture Partners II

                              By: /s/ Gerald B. Bay
                                  ---------------------------------------
                                  General Partner

                              THE SILVERADO FUND I, LIMITED
                              PARTNERSHIP

                              By:  NEA Silverado Partners I,
                                   Limited Partnership

                              By:
                                 ----------------------------------------
                                 General Partner

                              COOPER, RABURN & KNIFFIN LIMITED
                              PARTNERSHIP

                              By:
                                 ----------------------------------------
                              Name:
                                    -------------------------------------
                              Title:
                                     ------------------------------------

                              VISTA III, L.P.

                              By: Vista III Partners, L.P.,
                                  its General Partner

                              By:
                                  ---------------------------------------
                                  Managing General Partner


                              PHILIPS VENTURE FUND I, L.P.

                              By: Vista Venture Partners II

                              By:
                                  ---------------------------------------
                                  General Partner

                              THE SILVERADO FUND I, LIMITED
                              PARTNERSHIP

                              By:  NEA Silverado Partners I,
                                   Limited Partnership

                              By: /s/ Charles W. Newlyan III
                                 ----------------------------------------
                                 General Partner

                              COOPER, RABURN & KNIFFIN LIMITED
                              PARTNERSHIP

                              By:
                                 ----------------------------------------
                              Name:
                                    -------------------------------------
                              Title:
                                     ------------------------------------

                              VISTA III, L.P.

                              By: Vista III Partners, L.P.,
                                  its General Partner

                              By:
                                  ---------------------------------------
                                  Managing General Partner


                              PHILIPS VENTURE FUND I, L.P.

                              By: Vista Venture Partners II

                              By:
                                  ---------------------------------------
                                  General Partner

                              THE SILVERADO FUND I, LIMITED
                              PARTNERSHIP

                              By:  NEA Silverado Partners I,
                                   Limited Partnership

                              By:
                                 ----------------------------------------
                                 General Partner

                              COOPER, RABURN & KNIFFIN LIMITED
                              PARTNERSHIP

                              By:  CKR Limited Partnership,
                                   its G.P.


                              By: /s/ Philip Cooper
                                 ----------------------------------------
                              Name:
                                    -------------------------------------
                              Title: General Partner
                                     ------------------------------------

                                                                   EXHIBIT 10.21

                               THIRD AMENDMENT TO
                              AMENDED AND RESTATED
                          IBM STOCKHOLDERS' AGREEMENT

        AMENDMENT, dated as of June 10, 1994, by and among OBJECT DESIGN. INC., a Delaware corporation (the "Company"), INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation ("IBM"), AENEAS VENTURE CORPORATION, NEW ENTERPRISE ASSOCIATES V, L.P., OLIVETTI HOLDING N.V., ORIEN I, L.P. and VISTA III, L.P. (each individually an "Investor" and collectively the "Investors"), Cooper, Raburn & Kniffin Limited Partnership ("CRK"), Philips Venture Fund I, L.P. ("Philips") and The Silverado Fund I, Limited Partnership ("Silverado").

        WHEREAS, the Company and IBM are parties to a preferred stock purchase agreement dated as of April 12, 1993 pursuant to which IBM purchased 2,601,877 shares of Series E Convertible Preferred Stock, $.01 par value per share (the "Series E Stock"), and 1,148,818 shares of Series F Convertible Preferred Stock, $.01 par value per share (the "Series F Stock"; the Series E Stock and the Series F Stock are hereafter collectively referred to as the "IBM Preferred Stock");

        WHEREAS, the Company, IBM, the Investors and certain of the Stockholders are parties to an amended and restated stockholders' agreement dated as of May 14, 1993 (the "IBM Stockholders' Agreement") which provides for the ownership and transfer of the IBM Preferred Stock, shares of the Company's common stock, $.001 par value per share and any other Voting Securities of the Company, and the management of the Company;

        WHEREAS, the Company, IBM, the Investors and certain of the Stockholders are parties to an amendment to the IBM Stockholders' Agreement dated as of March 31, 1994 which reflects the sale of shares of the Company's Series I Convertible Preferred Stock, $.01 par value per share, pursuant to the Series I Convertible Preferred Stock Purchase Agreement dated as of March 31, 1994 by and among the Company and the purchasers listed on Schedule 1.01 thereto; and

        WHEREAS, the parties hereto wish to effectuate certain changes to the IBM Stockholders' Agreement, as amended (the

"Prior Stockholders' Agreement"), in order to eliminate certain voting restrictions with respect to the election of directors;

        NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1. Section 1(b) of the Prior Stockholders' Agreement is hereby amended by deleting the word "Fourth" from the ninth line thereof and by inserting the word "Fifth" in its place and stead, and by deleting the date "March 31, 1994" from the tenth line thereof and by inserting the date "June __, 1994" in its place and stead.

        2. Section 2(a) of the Prior Stockholders' Agreement is hereby amended by deleting such Section 2(a) in its entirety and by inserting "[DELETED]" in its place and stead.

        3. Section 2(b) of the Prior Stockholders' Agreement is hereby amended by deleting the words "In addition to the rights set forth in Section 2(a)" from the first line thereof.

        4. Section 2(c) of the Prior Stockholders' Agreement is hereby amended by deleting the words "a Director or" from the second and third lines thereof and inserting the word "an" in their place and stead, and by deleting the words "Director or" from the sixth, ninth and tenth lines thereof.

        5. Section 2(d) of the Prior Stockholders' Agreement is hereby amended by deleting such Section 2(d) in its entirety and by inserting "[DELETED]" in its place and stead.

        6. Section 3(a) of the Prior Stockholders' Agreement is hereby amended by deleting such Section 3(a) in its entirety and by inserting "[DELETED]" in its place and stead.

        7. Section 3(b)(ii) of the Prior Stockholders' Agreement is hereby amended by deleting the word "Sixth" from the third line thereof and by inserting the word "Seventh" in its place and stead, and by deleting the date "March 31, 1994" from the fifth line thereof and by inserting the date "June __, 1994" in its place and stead.

        8. Section 3(b) of the Prior Stockholders' Agreement is hereby amended by deleting the word "Fourth" from the twenty-seventh line thereof and by inserting the word "Fifth" in its place and stead, and by deleting the date "March 31, 1994" from the twenty-eighth line thereof and by inserting the date "June __, 1994" in its place and stead.

        9. Section 3(c) of the Prior Stockholders' Agreement is hereby amended by deleting the last sentence thereof.

       10. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to them in the Prior Stockholders' Agreement.

       11. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

       12. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.


        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.



                                        OBJECT DESIGN, INC.


                                        By:_________________________

                                        Name:_______________________

                                        Title:______________________


                                        INTERNATIONAL BUSINESS
                                        MACHINES CORPORATION

                                        By:_________________________

                                        Name:_______________________

                                        Title:______________________


                                        AENEAS VENTURE CORPORATION

                                        By:_________________________

                                        Name:_______________________

                                        Title:______________________

                                        By:_________________________

                                        Name:_______________________

                                        Title:______________________



                                        NEW ENTERPRISE ASSOCIATES V, L.P.

                                        By: NEA Partners V Limited
                                            Partnership


                                        By:_________________________
                                           General Partner



                                        OLIVETTI HOLDING N.V.


                                        By:_________________________
                                           Attorney-in-Fact


                                        ORIEN, I, L.P.

                                        By: Orien Partners, L.P., its
                                            General Partner


                                        By:_________________________
                                           Managing General Partner


                                        VISTA III, L.P.


                                        By: Vista III Partners, L.P.,
                                            its General Partner


                                        By:_________________________
                                           Managing General Partner



                                        PHILIPS VENTURE FUND I, L.P.


                                        By: Vista Venture Partners II


                                        By:_________________________
                                           General Partner

                                        THE SILVERADO FUND I, LIMITED
                                        PARTNERSHIP

                                        By: NEA Silverado Partners I,
                                            Limited Partnership


                                        By:_________________________
                                           General Partner


                                        COOPER, RABURN & KNIFFIN LIMITED
                                        PARTNERSHIP


                                        By:_________________________

                                        Name:_______________________

                                        Title:______________________

                                                                   EXHIBIT 10.21

                               FOURTH AMENDMENT TO
                              AMENDED AND RESTATED
                           IBM STOCKHOLDERS' AGREEMENT

         AMENDMENT, dated as of February 13, 1996, by and among OBJECT DESIGN, INC., a Delaware corporation (the "Company"), INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation ("IBM"), AENEAS VENTURE CORPORATION, NEW ENTERPRISE ASSOCIATES V, L.P., OLIVETTI HOLDING N.V., ORIEN I, L.P. and VISTA III, L.P. (each individually an "Investor" and collectively the "Investors"), Cooper, Raburn & Kniffin Limited Partnership ("CRK"), Philips Venture Fund I, L.P. ("Philips") and The Silverado Fund I, Limited Partnership ("Silverado").

         WHEREAS, the Company and IBM are parties to a preferred stock purchase agreement dated as of April 12, 1993 (the "Stock Purchase Agreement"), as amended, pursuant to which IBM purchased 2,601,877 shares of Series E Convertible Preferred Stock, $.01 par value per share (the "Series E Stock"), and 1,148,818 shares of Series F Convertible Preferred Stock, $.01 par value per share (the "Series F Stock") (the Series E Stock and Series F Stock are hereafter collectively referred to as the "IBM Preferred Stock");

         WHEREAS, the Company, IBM, the Investors and certain of the Stockholders are parties to an amended and restated stockholders' agreement dated as of May 14, 1993, as amended (the "IBM Stockholders' Agreement"), which provides for the ownership and transfer of the IBM Preferred Stock, shares of the Company's common stock, $.001 par value per share (the "Common Stock") and any other Voting Securities (as defined below) of the Company, and the management of the Company;

         WHEREAS, certain preferred stockholders of the Company and certain other entities have, as of the date hereof, agreed to purchase, in the aggregate, up to 2,166,667 shares of the Series J Preferred Stock of the Company, $.01 par value per share (the "Series J Preferred Stock"), pursuant to the Series J Convertible Preferred Stock Purchase Agreement of even date herewith by and among the Company and the purchasers (the "Purchasers") listed on Schedule 1.01 thereto (the "Series J Stock Purchase Agreement"); and

         WHEREAS, the parties hereto wish to effectuate certain changes to the IBM Stockholders' Agreement in connection with the sale of the Series J Preferred Stock to the Purchasers;

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Section 1(b) of the IBM Stockholders' Agreement is hereby amended by deleting "Series I Stock Purchase Agreement" from the seventh and eighth lines thereof and by inserting "Series J Convertible Preferred Stock Purchase Agreement dated as of February 13, 1996 among the Company and the purchasers listed on Schedule 1.01 thereto (the "Series J Stock Purchase Agreement") in its place and stead; by deleting the word "Fifth" from the ninth line thereof and by inserting the word "Sixth" in its place and stead; and by deleting the date "June 10, 1994" from the tenth line thereof and by inserting the date "February 13, 1996" in its place and stead.

         2. Section 3(b)(ii) of the IBM Stockholders' Agreement is hereby amended by deleting the word "Seventh" from the third line thereof and by inserting the word "Eighth" in its place and stead; by deleting the date "June 10, 1994" from the fifth line thereof and by inserting the date "February 13, 1996" in its place and stead; and by inserting "and Amendment No. 7 dated as of February 13, 1996" at the end of the last line thereof.

         3. Section 3(b) of the IBM Stockholders' Agreement is hereby amended by deleting the word "Fifth" from the twentyseventh line thereof and by inserting the word "Sixth" in its place and stead; and by deleting the date "June 10, 1994" from the twenty-eighth line thereof and by inserting the date "February 13, 1996" in its place and stead.

         4. Section 3(c) of the Prior Stockholders' Agreement is hereby deleted in its entirety and the following is inserted in its place and stead: "The rights and obligations of IBM under this Section 3 terminate on the earlier of
(i) the day immediately prior to the closing of an underwritten public offering of the Company's securities; or (ii) March 12, 2002."

         5. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to them in the Stock Purchase Agreement.

         6. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

         7. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                 FOURTH AMENDMENT TO IBM STOCKHOLDERS' AGREEMENT


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                       OBJECT DESIGN, INC.

                                       By:_________________________
                                       Name:_______________________
                                       Title:______________________

                                       INTERNATIONAL BUSINESS
                                       MACHINES CORPORATION

                                       By:_________________________
                                       Name:_______________________
                                       Title:______________________

                                       AENEAS VENTURE CORPORATION

                                       By:_________________________
                                       Name:_______________________
                                       Title:______________________

                                       NEW ENTERPRISE ASSOCIATES V, L.P.

                                       By:  NEA Partners V Limited
                                            Partnership

                                       By:_________________________
                                          General Partner

                                       OLIVETTI HOLDING N.V.

                                       By:________________________
                                          Attorney-in-Fact

                                       ORIEN, I, L.P.

                                       By:  Orien Partners, L.P., its
                                            General Partner

                                       By:_________________________
                                          Managing General Partner

                 FOURTH AMENDMENT TO IBM STOCKHOLDERS' AGREEMENT




                                       VISTA III, L.P.

                                       By:  Vista III Partners, L.P.,
                                            its General Partner

                                       By:_________________________
                                          Managing General Partner

                                       PHILIPS VENTURE FUND I, L.P.

                                       By:  Vista Venture Partners II

                                       By:_________________________
                                          General Partner

                                       THE SILVERADO FUND I, LIMITED
                                       PARTNERSHIP

                                       By: NEA Silverado Partners I,
                                           Limited Partnership

                                       By:_________________________
                                          General Partner

                                       COOPER, RABURN & KNIFFIN LIMITED
                                       PARTNERSHIP

                                       By:_________________________
                                       Name:_______________________
                                       Title:______________________




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